UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Corporate Office Properties Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2020. Meeting Information CORPORATE OFFICE PROPERTIES TRUST Meeting Type: Annual Meeting For holders as of: March 12, 2020 Date: May 21, 2020 Time: 9:30 AM EDT Location: Corporate Office Properties Trust 6711 Columbia Gateway Drive First Floor Sustainability Suite Columbia, MD 21046 CORPORATE OFFICE PROPERTIES TRUST 6711 COLUMBIA GATEWAY DRIVE, SUITE 300 COLUMBIA, MD 21046 See the reverse side of this notice to obtain proxy materials and voting instructions. E99052-P35426

E99053-P35426 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the follow

Voting Items E99054-P35426 3. Approval, on an Advisory Basis, of Named Executive Officer Compensation. 2. Ratification of the Appointment of Independent Registered Public Accounting Firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Trustees recommends you vote "FOR" Proposals 2 and 3. 1. Election of Trustees Nominees: The Board of Trustees recommends that you vote "FOR" the listed nominees: 1h) Lisa G. Trimberger 1g) C. Taylor Pickett 1f) Steven D. Kesler 1d) Philip L. Hawkins 1e) David M. Jacobstein 1c) Robert L. Denton, Sr. 1b) Stephen E. Budorick 1a) Thomas F. Brady

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